Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Second Quarter 2021 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19-20
Financial Highlights	4	Leasing Activity	21
Income Statements	5	Lease Expirations by Square Feet	22
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	23
Cash Flow Statements	7	Redevelopment Activity	24
Property Net Operating Income (NOI)	8	Capital Expenditures	25

Reconciliation		Transaction Activity	26
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	27
Property NOI	11
		Net Asset Value Components	28
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	29
		EBITDA and NOI	30
Owned and Managed Portfolio Overview	14-17	AFFO	31

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of the COVID-19 pandemic and other potential infectious disease outbreaks and terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, uncertainty relating to the completion and timing of the disposition of properties under agreement, any inability to dispose of other properties on acceptable terms and any delays in the timing of any such anticipated dispositions, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			Dominion Towers, Denver, CO

June 30, 2021| Page 2

Company Information

Overview		Snapshot (as of June 30, 2021)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	30 (1)
		Total Square Feet	8.3 Million (1)
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	107,394,763
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	6.8%

As of June 30, 2021, the Company owned and operated a portfolio of real estate consisting of 29 operating  properties, one redevelopment property and two managed Sponsored REITs.  From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.3 Billion (2)
		Insider Holdings	4.81%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Pershing Park Plaza, Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma

877.686.9496 or InvestorRelations@fspreit.com

(1) Includes both operating and redevelopment properties.

(2) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

June 30, 2021| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20
Income Items:
Rental revenue	$55,722	$58,623	$59,408	$61,834	$60,398
Total revenue	56,145	59,039	59,810	62,247	60,808
Net income (loss)	16,149	(6,460)	37,440	(1,679)	(2,075)
Adjusted EBITDA (a)*	24,930	26,556	26,409	29,334	29,139
FFO*	14,722	18,005	17,466	20,446	20,194
AFFO*	4,880	4,384	4,867	3,452	165

Per Share Data:
EPS	$0.15	$(0.06)	$0.35	$(0.02)	$(0.02)
FFO*	$0.14	$0.17	$0.16	$0.19	$0.19
AFFO*	$0.05	$0.04	$0.05	$0.03	$0.00
Weighted Average Shares (diluted)	107,359	107,328	107,328	107,328	107,287
Closing share price	$5.26	$5.45	$4.37	$3.66	$5.09
Dividend declared	$0.09	$0.09	$0.09	$0.09	$0.09

Balance Sheet Items:
Real estate, net	$1,413,547	$1,601,613	$1,602,016	$1,649,649	$1,645,898
Other assets, net	187,068	187,820	191,168	190,372	189,537
Total assets, net	1,600,615	1,789,433	1,793,184	1,840,021	1,835,435
Total liabilities, net	833,930	1,033,849	1,025,093	1,102,556	1,089,432
Shareholders' equity	766,685	755,584	768,091	737,465	746,003

Market Capitalization and Debt:
Total Market Capitalization (b)	$1,329,896	$1,532,439	$1,392,524	$1,392,821	$1,546,301
Total debt outstanding (excluding unamortized financing costs)	$765,000	$947,500	$923,500	$1,000,000	$1,000,000
Debt to Total Market Capitalization	57.5%	61.8%	66.3%	71.8%	64.7%
Net Debt to Adjusted EBITDA ratio (a)*	7.4	8.9	8.7	8.5	8.6

Operating Properties Leasing Statistics (c):
Operating properties assets	29	33	32	32	32
Operating properties total SF	8,228,148	9,548,810	9,331,489	9,526,822	9,508,226
Operating properties % leased	79.5%	81.9%	85.0%	85.6%	84.5%

(a)	Includes a $3,084 (or $12,336 annualized) charge during the three months ended December 31, 2020 from a lease write-off of a tenant in the travel industry that filed for bankruptcy on December 21, 2020, and includes accrued rent (all of which was included within rental revenue). Management believes excluding the impact of this write-off may be more useful in making period to period comparisons of our leverage ratio, and if such write-off were excluded, our Net Debt-to-Adjusted EBIDTA* ratio would have been 7.8 at December 31, 2020.
(b)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(c)	Excludes redevelopment properties.
*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

June 30, 2021| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

			For the					For the
	For the Three Months Ended		Six Months Ended	For the Three Months Ended				Year Ended
	31-Mar-21	30-Jun-21	30-Jun-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Revenue:
Rental	$58,623	$55,722	$114,345	$62,567	$60,398	$61,834	$59,408	$244,207
Related party revenue:
Management fees and interest income from loans	410	417	827	403	405	400	402	1,610
Other	6	6	12	13	5	13	—	31
Total revenue	59,039	56,145	115,184	62,983	60,808	62,247	59,810	245,848

Expenses:
Real estate operating expenses	15,939	15,352	31,291	17,298	15,470	16,730	17,442	66,940
Real estate taxes and insurance	12,366	11,895	24,261	11,762	12,307	12,279	12,042	48,390
Depreciation and amortization	24,381	19,136	43,517	22,338	22,245	22,076	21,899	88,558
General and administrative	4,146	3,962	8,108	3,525	3,817	3,817	3,838	14,997
Interest	8,600	10,054	18,654	9,063	8,980	8,953	9,030	36,026
Total expenses	65,432	60,399	125,831	63,986	62,819	63,855	64,251	254,911

Loss on extinguishment of debt	—	(167)	(167)	—	—	—	—	—
Gain on sale of properties, net	—	20,626	20,626	—	—	—	41,928	41,928
Income (loss) before taxes on income	(6,393)	16,205	9,812	(1,003)	(2,011)	(1,608)	37,487	32,865
Tax expense on income	67	56	123	68	64	71	47	250

Net income (loss)	$(6,460)	$16,149	$9,689	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615

Weighted average number of shares outstanding, basic and diluted	107,328	107,359	107,344	107,269	107,287	107,328	107,328	107,303

Net income (loss) per share, basic and diluted	$(0.06)	$0.15	$0.09	$(0.01)	$(0.02)	$(0.02)	$0.35	$0.30

June 30, 2021| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	March 31,	June 30,	September 30,	December 31,
	2021	2021	2020	2020	2020	2020
Assets:
Real estate assets:
Land	$189,155	$170,377	$191,578	$191,578	$191,578	$189,155
Buildings and improvements	1,954,838	1,731,690	1,941,952	1,964,308	1,983,979	1,938,629
Fixtures and equipment	13,308	11,643	11,917	12,250	12,714	12,949
	2,157,301	1,913,710	2,145,447	2,168,136	2,188,271	2,140,733
Less accumulated depreciation	555,688	500,163	506,251	522,238	538,622	538,717
Real estate assets, net	1,601,613	1,413,547	1,639,196	1,645,898	1,649,649	1,602,016

Acquired real estate leases, net	25,836	21,932	37,270	34,022	31,011	28,206
Cash, cash equivalents and restricted cash	4,113	24,180	17,283	2,890	4,840	4,150
Tenant rent receivables, net	4,337	3,116	3,609	4,192	4,007	7,656
Straight-line rent receivable, net	69,743	61,475	68,317	69,062	71,033	67,789
Prepaid expenses and other assets	5,873	5,405	7,486	6,506	6,538	5,752
Related party mortgage loan receivable	21,000	21,000	21,000	21,000	21,000	21,000
Office computers and furniture, net of accumulated depreciation	147	167	215	196	178	163
Deferred leasing commissions, net	56,771	49,793	53,251	51,669	51,765	56,452
Total assets	$1,789,433	$1,600,615	$1,847,627	$1,835,435	$1,840,021	$1,793,184

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$27,500	$—	$30,000	$30,000	$30,000	$3,500
Term loan payable, net of unamortized financing costs	717,668	563,151	766,124	766,493	766,863	717,323
Series A & Series B Senior Notes	199,219	199,260	199,055	199,096	199,137	199,178
Accounts payable and accrued expenses	63,456	50,799	57,076	55,712	69,905	72,058
Accrued compensation	1,390	2,309	1,335	2,278	3,634	3,918
Tenant security deposits	8,041	6,807	9,615	9,155	9,435	8,677
Lease liability	1,444	1,350	1,803	1,716	1,627	1,536
Other liabilities: derivative liabilities	13,698	9,425	23,035	22,958	20,157	17,311
Acquired unfavorable real estate leases, net	1,433	829	2,266	2,024	1,798	1,592
Total liabilities	1,033,849	833,930	1,090,309	1,089,432	1,102,556	1,025,093

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—
Common stock	11	11	11	11	11	11
Additional paid-in capital	1,357,131	1,357,469	1,356,794	1,357,131	1,357,131	1,357,131
Accumulated other comprehensive loss	(13,698)	(9,425)	(23,035)	(22,958)	(20,157)	(17,311)
Accumulated distributions in excess of accumulated earnings	(587,860)	(581,370)	(576,452)	(588,181)	(599,520)	(571,740)
Total stockholders’ equity	755,584	766,685	757,318	746,003	737,465	768,091
Total liabilities and stockholders’ equity	$1,789,433	$1,600,615	$1,847,627	$1,835,435	$1,840,021	$1,793,184

June 30, 2021| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Six Months Ended June 30,

	2021	2020
Cash flows from operating activities:
Net income (loss)	$9,689	$(3,146)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	44,910	46,055
Amortization of above and below market leases	(38)	(147)
Shares issued as compensation	338	337
Loss on extinguishment of debt	167	—
Gain on sale of properties, net	(20,626)	—
Decrease in allowance for doubtful accounts and write-off of accounts receivable	—	(13)
Changes in operating assets and liabilities:
Tenant rent receivables	4,540	(328)
Straight-line rents	(2,858)	(1,343)
Lease acquisition costs	(623)	(838)
Prepaid expenses and other assets	(485)	21
Accounts payable and accrued expenses	(18,520)	(10,006)
Accrued compensation	(1,609)	(1,122)
Tenant security deposits	(1,870)	(191)
Payment of deferred leasing commissions	(6,926)	(3,682)
Net cash provided by operating activities	6,089	25,597

Cash flows from investing activities:
Property improvements, fixtures and equipment	(36,957)	(43,189)
Proceeds received on sale of properties	228,717	—
Net cash provided by (used in) investing activities	191,760	(43,189)

Cash flows from financing activities:
Distributions to stockholders	(19,319)	(19,308)
Borrowings under bank note payable	66,500	60,000
Repayments of bank note payable	(70,000)	(30,000)
Repayment of term loan payable	(155,000)	—
Net cash provided by (used in) financing activities	(177,819)	10,692
Net increase (decrease) in cash, cash equivalents and restricted cash	20,030	(6,900)
Cash, cash equivalents and restricted cash, beginning of period	4,150	9,790
Cash, cash equivalents and restricted cash, end of period	$24,180	$2,890

June 30, 2021| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable			Six Months			Six Months
	Square Feet	Three Months Ended		Ended	Three Months Ended		Ended	Inc	%
(in thousands)	or RSF	31-Mar-21	30-Jun-21	30-Jun-21	31-Mar-20	30-Jun-20	30-Jun-20	(Dec)	Change
Region
East	437	$592	$685	$1,277	$896	$1,218	$2,114	$(837)	(39.6)%
MidWest	1,558	5,378	5,252	10,630	5,485	5,089	10,574	56	0.5%
South	3,202	9,555	9,207	18,762	10,312	9,975	20,287	(1,525)	(7.5)%
West	2,624	10,369	9,902	20,271	11,463	11,211	22,674	(2,403)	(10.6)%
Property NOI* from Operating Properties	7,821	25,894	25,046	50,940	28,156	27,493	55,649	(4,709)	(8.5)%
Dispositions and Redevelopment Properties (a)	519	3,867	2,954	6,821	4,718	4,703	9,421	(2,600)	(2.7)%
Property NOI*	8,340	$29,761	$28,000	$57,761	$32,874	$32,196	$65,070	$(7,309)	(11.2)%

Same Store		$25,894	$25,046	$50,940	$28,156	$27,493	$55,649	$(4,709)	(8.5)%

Less Nonrecurring
Items in NOI* (b)		32	34	66	26	810	836	(770)	1.3%

Comparative
Same Store		$25,862	$25,012	$50,874	$28,130	$26,683	$54,813	$(3,939)	(7.2)%

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized. We also include properties that have been placed in service, but that do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

June 30, 2021| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Jun-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Net income (loss)	$(6,460)	$16,149	$9,689	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615

Gain on sale of properties, net	—	(20,626)	(20,626)	—	—	—	(41,928)	(41,928)
Depreciation & amortization	24,349	19,130	43,479	22,265	22,170	21,989	21,820	88,244
NAREIT FFO*	17,889	14,653	32,542	21,194	20,095	20,310	17,332	78,931
Lease Acquisition costs	116	69	185	98	99	136	134	467
Funds From Operations (FFO)*	$18,005	$14,722	$32,727	$21,292	$20,194	$20,446	$17,466	$79,398

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$18,005	$14,722	$32,727	$21,292	$20,194	$20,446	$17,466	$79,398
Amortization of deferred financing costs	707	853	1,560	748	726	727	824	3,025
Shares issued as compensation	—	338	338	—	337	—	—	337
Straight-line rent	(1,904)	(1,041)	(2,945)	(966)	(377)	(1,293)	951	(1,685)
Tenant improvements	(4,491)	(4,277)	(8,768)	(10,716)	(13,531)	(8,022)	(837)	(33,106)
Leasing commissions	(2,597)	(1,922)	(4,519)	(2,730)	(603)	(2,033)	(7,432)	(12,798)
Non-investment capex	(5,336)	(3,793)	(9,129)	(4,527)	(6,581)	(6,373)	(6,105)	(23,586)
Adjusted Funds From Operations (AFFO)*	$4,384	$4,880	$9,264	$3,101	$165	$3,452	$4,867	$11,585

Per Share Data:
EPS	$(0.06)	$0.15	$0.09	$(0.01)	$(0.02)	$(0.02)	$0.35	$0.30
FFO*	0.17	0.14	0.30	0.20	0.19	0.19	0.16	0.74
AFFO*	0.04	0.05	0.09	0.03	0.00	0.03	0.05	0.11

Weighted Average Shares (basic and diluted)	107,328	107,359	107,344	107,269	107,287	107,328	107,328	107,303

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

June 30, 2021| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Jun-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Net income (loss)	$(6,460)	$16,149	$9,689	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615
Interest expense	8,600	10,054	18,654	9,063	8,980	8,953	9,030	36,026
Depreciation and amortization	24,349	19,130	43,479	22,265	22,170	21,989	21,820	88,244
Income taxes	67	56	123	68	64	71	47	250
EBITDA (1)*	$26,556	$45,389	$71,945	$30,325	$29,139	$29,334	$68,337	$157,135
Loss on extinguishment of debt	—	167	167	—	—	—	—	—
Gain on sale of properties, net	—	(20,626)	(20,626)	—	—	—	(41,928)	(41,928)
Adjusted EBITDA (1)*	$26,556	$24,930	$51,486	$30,325	$29,139	$29,334	$26,409	$115,207

Interest expense	$8,600	$10,054	$18,654	$9,063	$8,980	$8,953	$9,030	$36,026
Scheduled principal payments	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$8,600	$10,054	$18,654	$9,063	$8,980	$8,953	$9,030	$36,026

Interest coverage ratio (1)	3.09	2.48	2.76	3.35	3.24	3.28	2.92	3.20

Debt service coverage ratio (1)	3.09	2.48	2.76	3.35	3.24	3.28	2.92	3.20

Debt excluding unamortized financing costs	$947,500	$765,000		$1,000,000	$1,000,000	$1,000,000	$923,500
Cash, cash equivalents and restricted cash	4,113	24,180		17,283	2,890	4,840	4,150
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$943,387	$740,820		$982,717	$997,110	$995,160	$919,350

Adjusted EBITDA (1)*	$26,556	$24,930		$30,325	$29,139	$29,334	$26,409
Annualized	$106,224	$99,720		$121,300	$116,556	$117,336	$105,636

Net Debt-to-Adjusted EBITDA ratio (1)*	8.9	7.4		8.1	8.6	8.5	8.7

*

See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29. Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

(1) Includes a $3,084 (or $12,336 annualized) charge during the three months ended December 31, 2020 from a lease write-off of a tenant in the travel industry that filed for bankruptcy on December 21, 2020, and includes accrued rent (all of which was included within rental revenue). Management believes excluding the impact of this write-off may be more useful in making period to period comparisons of our leverage, Interest coverage and Debt service coverage ratios, and if such write-off were excluded, our Interest coverage ratio and our Debt service coverage ratio for the three months ended December 31, 2020 would have each been 3.26, and our Net Debt-to-Adjusted EBIDTA* ratio would have been 7.8 at December 31, 2020.

June 30, 2021| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Jun-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20
Net income (loss)	$(6,460)	$16,149	$9,689	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615
Add (deduct):
Loss on extinguishment of debt	—	167	167	—	—	—	—	—
Gain on sale of properties, net	—	(20,626)	(20,626)	—	—	—	(41,928)	(41,928)
Management fee income	(465)	(403)	(868)	(478)	(446)	(484)	(464)	(1,872)
Depreciation and amortization	24,381	19,136	43,517	22,338	22,245	22,076	21,899	88,558
Amortization of above/below market leases	(32)	(6)	(38)	(73)	(75)	(86)	(79)	(313)
General and administrative	4,146	3,962	8,108	3,525	3,817	3,817	3,838	14,997
Interest expense	8,600	10,054	18,654	9,063	8,980	8,953	9,030	36,026
Interest income	(394)	(399)	(793)	(382)	(381)	(386)	(391)	(1,540)
Non-property specific items, net	(15)	(34)	(49)	(48)	131	(14)	35	104
Property NOI*	$29,761	$28,000	$57,761	$32,874	$32,196	$32,197	$29,380	$126,647

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

June 30, 2021| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Jun-21	Components			30-Jun-21	Fee

BAML Revolver	12-Jan-22	$600,000	$—	Libor	+	1.55%	1.65%	0.30%
BAML Term Loan	12-Jan-23	400,000	400,000	1.12%	+	1.75%	2.87%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.39%	+	1.65%	4.04%
Series A Senior Notes	20-Dec-24	116,000	116,000				4.49%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.76%

		$1,365,000	$765,000				3.58%

●	The table above is a summary of our debt. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, as updated in our Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	The BAML Revolver is subject to a 30 basis point facility fee based on our credit rating and, when applied to our availability of $600 million at June 30, 2021, would be $1.8 million annually as of June 30, 2021.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the annualized amount of the amortization included in interest expense will be approximately $2.5 million.
●	On June 4, 2021, we repaid the JPM Term Loan, which had $100 million outstanding, the BMO Term Loan Tranche A, which had $55 million outstanding and repaid the drawn balance of our BAML Revolver , which had $47.5 million outstanding.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.

June 30, 2021| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-21	30-Jun-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20
Market Data:
Shares Outstanding	107,328	107,395	107,269	107,328	107,328	107,328
Closing market price per share	$5.45	$5.26	$5.73	$5.09	$3.66	$4.37
Market capitalization	$584,939	$564,896	$614,653	$546,301	$392,821	$469,024
Total debt outstanding excluding unamortized financing costs	947,500	765,000	1,000,000	1,000,000	1,000,000	923,500
Total Market Capitalization	$1,532,439	$1,329,896	$1,614,653	$1,546,301	$1,392,821	$1,392,524

Dividend Data:
Total dividends declared for the quarter	$9,660	$9,659	$9,654	$9,654	$9,660	$9,660
Common dividend declared per share	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09
Declared dividend as a % of Net income (loss) per share	(150)%	60%	(901)%	(465)%	(575)%	26%
Declared dividend as a % of AFFO* per share	220%	198%	311%	5852%	280%	198%

Liquidity:
Cash, cash equivalents and restricted cash	$4,113	$24,180	$17,283	$2,890	$4,840	$4,150
Revolver:
Gross potential available under the BAML Revolver	600,000	600,000	600,000	600,000	600,000	600,000
Less:
Outstanding balance	(27,500)	—	(30,000)	(30,000)	(30,000)	(3,500)
Total Liquidity	$576,613	$624,180	$587,283	$572,890	$574,840	$600,650

*	See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

June 30, 2021| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20
Operating Properties:
Number of properties	29	33	32	32	32
Square feet	8,228,148	9,548,810	9,331,489	9,526,822	9,508,226
Leased percentage	79.5%	81.9%	85.0%	85.6%	84.5%

Redevelopment Properties (a):
Number of properties	1	1	2	3	3
Square feet	111,469	111,469	324,651	388,849	405,215
Leased percentage	0.0%	0.0%	48.0%	53.0%	55.8%

Total Owned Properties:
Number of properties	30	34	34	35	35
Square feet	8,339,617	9,660,279	9,656,140	9,915,671	9,913,441
Leased percentage	78.5%	81.0%	83.8%	84.3%	83.3%

Managed Properties - Single Asset REITs (SARs):
Number of properties	2	2	2	2	2
Square feet	348,545	348,545	348,545	348,545	348,545

Total Operating, Redevelopment and Managed Properties:
Number of properties	32	36	36	37	37
Square feet	8,688,162	10,008,824	10,004,685	10,264,216	10,261,986

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

June 30, 2021| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Owned Properties:

East Region							Midwest Region

Washington, D.C.							Chicago
Meadow Point	Chantilly	VA	138,537	91.1%	70.3%	$25.80	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%		$30.07
Stonecroft (c)	Chantilly	VA	111,469	0.0%	0.0%	$—	909 Davis Street	Evanston	IL	195,098	93.3%	93.3%		$40.31

Richmond, VA							Indianapolis
Innsbrook	Glen Allen	VA	298,183	57.2%	57.2%	$18.65	River Crossing	Indianapolis	IN	205,729	100.0%	99.8%		$24.57

Charlotte, NC							St. Louis
Forest Park	Charlotte	NC	64,198	78.4%	34.5%	$27.31	Timberlake	Chesterfield	MO	234,496	100.0%	95.7%		$30.42
							Timberlake East	Chesterfield	MO	117,036	100.0%	83.6%		$27.01

							Minneapolis
							121 South 8th Street	Minneapolis	MN	298,121	91.6%	83.2%		$23.12
							801 Marquette Ave	Minneapolis	MN	129,821	91.8%	37.0%		$34.37
							Plaza Seven	Minneapolis	MN	330,096	85.5%	85.6%		$33.20

East Region Total			612,387	56.7%	47.4%	$21.71	Midwest Region Total			1,687,492	94.3%	86.8%		$29.99

(a)	Weighted Occupied Percentage for the six months ended June 30, 2021.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

June 30, 2021| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	207,049	41.1%	50.9%	$21.54	380 Interlocken	Broomfield	CO	240,359	60.5%	66.8%	$33.33
One Legacy Circle	Plano	TX	214,110	56.4%	56.4%	$39.30	1999 Broadway	Denver	CO	680,255	66.5%	68.6%	$33.51
Addison Circle	Addison	TX	289,325	83.7%	83.7%	$32.67	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$24.93
Collins Crossing	Richardson	TX	300,887	84.4%	83.5%	$27.48	390 Interlocken	Broomfield	CO	241,512	99.4%	99.4%	$33.09
Liberty Plaza	Addison	TX	216,952	79.0%	73.5%	$22.91	1001 17th Street	Denver	CO	655,420	95.2%	95.6%	$36.80
							600 17th Street	Denver	CO	610,730	84.9%	85.5%	$32.67
Houston							West Region Total			2,624,512	82.9%	84.3%	$33.42
Park Ten	Houston	TX	157,460	71.7%	71.7%	$30.90
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$28.24	Total Owned Properties			8,339,617	78.5%	77.6%	$30.89
Park Ten Phase II	Houston	TX	156,746	95.0%	95.0%	$29.25
Westchase I & II	Houston	TX	629,025	54.4%	52.3%	$28.48

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	213,182	73.1%	60.9%	$26.22

Atlanta
Pershing Plaza	Atlanta	GA	160,145	12.4%	84.5%	$33.72
999 Peachtree	Atlanta	GA	621,946	85.0%	84.3%	$34.61
South Region Total			3,415,226	71.2%	73.4%	$30.24

(a)	Weighted Occupied Percentage for the six months ended June 30, 2021.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

June 30, 2021| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,760

Southeast Region Total			134,785	Midwest Region Total			213,760

				Total Managed			348,545

				Total Owned & Managed			8,688,162

June 30, 2021| Page 17

Tenants by Industry (By Square Feet)

Medical & Social Services 2%
Wholesalers 2%
Entertainment 3%
Manufacturing 3%
Government 4%
Other 5%
Communications 5%
Banking 5%
General Business Services 5%
Real Estate 5%
Architecture & Engineering 5%
Insurance 7%
Legal Services 9%
Professional Services 12%
Technology 13%
Oil & Gas 15%

June 30, 2021| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	Centene Management Company, LLC (b)	3	108, 108, 108	317,101	3.8%	$5,584,634	2.8%
2	CITGO Petroleum Corporation	1	141	248,399	3.0%	2,923,656	1.5%
3	Ovintiv USA Inc. (c)	1	8	234,495	2.8%	10,042,951	5.1%
4	Eversheds Sutherland (US) LLP	1	58	179,868	2.2%	6,254,543	3.2%
5	EOG Resources, Inc.	1	66	169,167	2.0%	6,196,587	3.1%
6	US Government (d)	2	55, 115	168,573	2.0%	6,316,007	3.2%
7	The Vail Corporation	1	105	164,636	2.0%	5,681,289	2.9%
8	Lennar Homes, LLC	1	189	155,808	1.9%	4,128,912	2.1%
9	Citicorp Credit Services, Inc	1	74	146,260	1.7%	4,766,613	2.4%
10	Kaiser Foundation Health Plan	1	35	120,979	1.4%	3,727,645	1.9%
11	Argo Data Resource Corporation (e)	1	27, 110	114,200	1.4%	3,256,984	1.7%
12	VMWare, Inc.	1	59	100,853	1.2%	3,456,232	1.7%
13	Deluxe Corporation (f)	1	193	98,922	1.2%	—	0.0%
14	Ping Identity Corp.	1	60	89,856	1.1%	3,529,544	1.8%
15	Common Grounds, LLC (g)	2	120, 135	76,984	0.9%	3,079,379	1.6%
16	Somerset CPAs, P.C. (h)	1	12, 136	71,163	0.9%	1,754,286	0.9%
17	ADS Alliance Data Systems, Inc.	1	60	67,274	0.8%	2,669,272	1.4%
18	PricewaterhouseCoopers LLP	1	91	66,304	0.8%	2,391,616	1.2%
19	DirecTV, Inc.	1	7	66,226	0.8%	2,040,423	1.0%
20	Hall and Evans, LLC	1	86	65,878	0.8%	2,465,504	1.2%

			Total	2,722,946	32.7%	$80,266,077	40.7%

Footnotes on next page

June 30, 2021| Page 19

20 Largest Tenants with Annualized Rent and Remaining Term

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at June 30, 2021 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	Includes 70,881 square feet, which commences in 2022 and is currently occupied by another tenant with a lease expiring December 31, 2021.

(c) Includes 67,856 square feet that was re-leased by a new tenant on March 1, 2022 and expiring in 2031.

(d) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(e) Includes 28,550 square feet, expiring in 2023. The remaining 85,650 square feet expire in 2030.

(f) Lease commenced on July 1, 2021 and rent commences on July 31, 2022.

(g) Includes 27,478 square feet expiring in 2031. The remaining 49,506 square feet expire in 2032.

(h) Includes 707 square feet expring in 2022 and 70,456 square feet expiring in 2032.

June 30, 2021| Page 20

Leasing Activity (Owned Portfolio)

			Year	Year
	Six Months Ended		Ended	Ended
Leasing Activity (a)	30-Jun-21	30-Jun-20	31-Dec-20	31-Dec-19
(in Square Feet - SF)
New leasing	98,000	166,000	368,000	534,000
Renewals and expansions	465,000	158,000	762,000	883,000
	563,000	324,000	1,130,000	1,417,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$29.51	$31.28	$28.47	$31.78
Weighted average lease term	8.3 Years	6.1 Years	8.3 Years	8.3 Years

Increase or decrease over average GAAP rents in prior year (b)	0.8%	10.3%	7.7%	10.9%

Average free rent	8 Months	4 Months	5 Months	3 Months
Tenant Improvements	$16.62	$22.91	$34.07	$34.44
Leasing Costs	$10.03	$7.85	$11.36	$13.51

(a)  Leasing activity includes leasing at redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

June 30, 2021| Page 21

Lease Expirations by Square Feet (a) (Owned Portfolio)

(a)	Lease expirations include leases in redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

June 30, 2021| Page 22

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2021	23	(c)	138,940		$4,476,736	$32.22	2.3%	2.3%
2022	63		700,637		26,054,041	37.19	13.2%	15.5%
2023	55		364,384		12,325,011	33.82	6.2%	21.7%
2024	57		807,949		25,239,602	31.24	12.8%	34.5%
2025	45		481,670		15,532,032	32.25	7.9%	42.4%
2026	38		764,039		25,341,738	33.17	12.8%	55.2%
2027	23		742,616		22,600,302	30.43	11.5%	66.7%
2028	22		386,719		9,582,253	24.78	4.9%	71.6%
2029	10		313,971		10,209,035	32.52	5.1%	76.7%
2030	9		735,881		19,296,851	26.22	9.8%	86.5%
2031 and thereafter	57		1,107,752	(d)	26,678,361	24.08	13.5%	100.0%
Leased total	402		6,544,558		$197,335,962	$30.15	100.0%
Vacancies as of 6/30/21			1,683,590
Redevelopment properties (e)			111,469
Total Portfolio Square Footage			8,339,617

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year. Includes annualized rent from redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at June 30, 2021 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 4 leases that are month-to-month.
(d)	Includes 92,031 square feet that are non-revenue producing building amenities.
(e)	Redevelopment properties include properties being developed, redeveloped, or where redevelopment is complete, but are in lease-up and that are not stabilized.

June 30, 2021| Page 23

Redevelopment Activity

(in 000's except square feet)								Estimated	Estimated
					Incurred	Percent	Estimated	Leased	Occupied
			Rentable	Anticipated	Through	Leased	Completion	Stabilization	Stabilization
Property Name	City	State	Square Feet	Investment (1)	30-Jun-21	30-Jun-21	Date	Date	Date

Redevelopment in Process
Stonecroft	Chantilly	VA	111,469	$4,455	$3,004	0.0%	August-21	January-22	December-22
Total Office in Process			111,469	$4,455	$3,004

Anticipated Investment includes capitalized redevelopment costs and capitalized interest, but excludes lease-up costs.

(1)	On July 9, 2021, we entered into a Purchase and Sale Agreement with a third-party buyer for the disposition of Stonecroft and our other office property located in Chantilly, Virginia for a purchase price of approximately $40 million. Assuming satisfaction of certain customary conditions to close, including successful completion by the buyer of a due diligence inspection period, the closing of the sale of the properties is expected to take place on or about September 9, 2021. However, if the sale of Stonecroft does not occur, we expect to incur additional lease-up and stabilization costs prior to the property becoming an operating property.

June 30, 2021| Page 24

Capital Expenditures

(in thousands)			Six Months
	For the Three Months Ended		Ended
	31-Mar-21	30-Jun-21	30-Jun-21

Tenant improvements	$4,491	$4,277	$8,768
Deferred leasing costs	2,597	1,922	4,519
Non-investment capex	5,336	3,793	9,129
Total Capital Expenditures	$12,424	$9,992	$22,416

	For the Three Months Ended				Year Ended
	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Tenant improvements	$10,716	$13,531	$8,022	$837	$33,106
Deferred leasing costs	2,730	603	2,033	7,432	12,798
Non-investment capex	4,527	6,581	6,373	6,105	23,586
Total Capital Expenditures	$17,973	$20,715	$16,428	$14,374	$69,490

First generation leasing and investment capital was $18.8 million for six months ended June 30, 2021 and $19.7 million for the year ended December 31, 2020.

June 30, 2021| Page 25

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	35
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928

2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

June 30, 2021| Page 26

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	30-Jun-21	30-Jun-21

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	6-Dec-22	$21,000	$21,000	7.51%

			$21,000	$21,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

June 30, 2021| Page 27

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	30-Jun-21	Loans outstanding on secured RE	$21,000	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	during 2021 and 2022 (in 000's)	216
Shares outstanding	107,394.8	Straight-line rent receivable	61,475
Closing price	$5.26	Asset held for sale	—	Straight-line rental revenue current quarter	$1,041
Market capitalization	$564,896	Cash, cash equivalents and restricted cash	24,180
Debt	765,000	Tenant rent receivables	3,116	Management fee income current quarter	$19
Total Market Capitalization	$1,329,896	Prepaid expenses	3,436	Interest income from secured loans	398
		Office computers and furniture	167	Management fees and interest income from loans	$417
		Other assets:
	3 Months	Deferred financing costs, net	3,287
	Ended	Other assets: Derivative Market Value	—
NOI Components	30-Jun-21	Other assets - Right-to-Use Asset	1,271
			$117,932
Same Store NOI (1)	$25,046
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	25,046	Debt (excluding contra for unamortized financing costs)	$765,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	53,108	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$25,046	Tenant security deposits	6,807
		Other liabilities: lease liability	1,350	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	9,425
Financial Statement Reconciliation:			$835,690	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$55,722
Rental operating expenses	(15,352)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(11,895)
NOI from dispositions & redevelopment properties	(2,954)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(56)
Management & other fees (5)	(419)
Property NOI (1)	$25,046

June 30, 2021| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2021| Page 29

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties.  We also exclude properties that have been placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

June 30, 2021| Page 30

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus the amortization of deferred financing costs, (5) plus the value of shares issued for compensation and (6) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2021| Page 31

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

June 30, 2021| Page 32